UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 14, 2007

INTEGRAL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-18603	52-1267968
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 Philadelphia Way, Lanham, Maryland 20706-4417

(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (301) 731-4233

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 14, 2007, the Board of Directors of Integral Systems, Inc. (“Integral” or the “Company”) adopted an amendment to the Amended and Restated By-laws of Integral (the “Amendment”), effective immediately, amending the provision of the Amended and Restated Bylaws relating to annual meetings of the stockholders. The Amendment provides that annual meetings of stockholders will be held during the month of February following the end of the Company’s fiscal year, on such a date and time as shall be designated by the Board. Prior to the adoption of the Amendment, the Amended and Restated By-laws provided that annual meetings of stockholders were to be held during the month of April following the end of the Company’s fiscal year on such a date and time as designated by the Board. The Amendment is set forth in Amendment No. 4 to the Amended and Restated By-laws, which is filed, together with the Amended and Restated By-laws, as Exhibit 3.1 to this Current Report on Form 8-K.

Item 8.01	Other Events

Integral will hold its 2008 Annual Meeting of Stockholders on February 20, 2008. The date of this meeting has been changed by more than 30 days from the anniversary of the Company’s 2007 Annual Meeting of Stockholders. Thus, in accordance with the Company’s By-laws, in order for business to be properly brought before the 2008 Annual Meeting of Stockholders by a stockholder, notice of such matter must be delivered to or mailed to and received by the Secretary of the Company at its principal executive offices no earlier than the close of business on October 23, 2007 and no later than the close of business on November 22, 2007. Any stockholder proposal submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 for inclusion in the Company’s proxy statement for the 2008 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than October 30, 2007.

Integral’s principal executive offices are located at 5000 Philadelphia Way, Lanham, Maryland 20706-4417, and any such notices or proposals must be addressed to the attention of the Secretary.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description
3.1	Amended and Restated By-laws of Integral Systems, Inc., as amended by Amendment No. 4 to the Amended and Restated By-laws of Integral Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2007	INTEGRAL SYSTEMS, INC.

	By:	/s/ William R. Lewis
William R. Lewis Chief Financial Officer